UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2016

SMITH-MIDLAND CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 300, 5119 Catlett Road Midland, Virginia 22728
(Address of principal executive offices)

Registrant’s telephone number, including area code: (504) 439-3266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2016, the board of directors (the “Board”) of Smith-Midland Corporation (“Company”) adopted the Smith-Midland Corporation 2016 Equity Incentive Plan (the “Equity Incentive Plan”). Employees, directors and consultants of the Company are eligible to participate in the Equity Incentive Plan. The Equity Incentive Plan is administered by the Compensation Committee of the Board or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the committee (the “Committee”). The Equity Incentive Plan provides for the grant of equity-based compensation in the form of restricted stock, restricted stock units, performance shares, performance cash and other share-based awards. The Equity Incentive Plan also permits the grant of awards that qualify for “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code. The Committee has the authority to determine the type of award, as well as the amount, terms and conditions of each award, under the Equity Incentive Plan, subject to the limitations and other provisions of the Equity Incentive Plan. An aggregate of 400,000 shares of the Company’s common stock, par value $.01 per share, are authorized for issuance under the Equity Incentive Plan, subject to adjustment for stock splits, dividends, distributions, recapitalizations and other similar transactions or events. If any shares subject to an award are forfeited, expire, or otherwise terminate without issuance of such shares, such shares shall, to the extent of such forfeiture, expiration, or termination, again be available for issuance under the Equity Incentive Plan. The Equity Incentive Plan replaces the Company’s 2008 Stock Option Plan, and no further awards will be made pursuant to such plan.

The foregoing summary of the Equity Incentive Plan is qualified in its entirety by reference to the full text of the Equity Incentive Plan, filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.           Exhibit Description
4.1            Smith-Midland Corporation 2016 Equity Incentive Plan.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION
Dated: October 19, 2016	By: /s/ William A. Kenter
William A. Kenter
Chief Financial Officer

SMITH-MIDLAND CORPORATION
Exhibit to Current Report on Form 8-K

Exhibit No    Exhibit Description
4.1        Smith-Midland Corporation 2016 Equity Incentive Plan.